[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

MFS(R) MUNICIPAL
INCOME TRUST

ANNUAL REPORT o OCTOBER 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 10
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 26
Notes to Financial Statements ............................................. 30
Independent Auditors' Report .............................................. 36
Trustees and Officers ..................................................... 38

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MFS(R) PRIVACY POLICY
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At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

Dear Shareholders,
For the 12 months ended October 31, 2001, the trust provided a total return of 13.58% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 8.90%. This return compares to returns of 10.45% and 7.28%, respectively, for the trust's benchmarks, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds, and the Lipper Closed End High Yield Municipal Index (the Lipper Index), an index composed of 10 closed-end funds (including MFS(R) Municipal Income Trust) that invest at least 50% of their assets in lower-rated municipal debt securities.

During the period, the biggest news in the fixed-income market was the Federal Reserve Board's (the Fed's) aggressive lowering of interest rates and the Treasury Department's decision to stop selling 30-year bonds, announced on the last day of the period. Both of these factors tended to lower yields and increase prices of existing municipal high-yield bonds. The Fed's actions so far in 2001 have resulted in the most dramatic series of rate cuts in over 50 years.

However, it's important to distinguish between short-term rates, which have tended to be strongly influenced by Fed actions, and longer-term rates, which have tended to be largely based on investors' expectations about inflation and future interest rates. It's these long-term rates that most influence the high-yield bonds in which we invest, and long-term rates did not decline as dramatically as short-term rates did in 2001. We believe this was because long-term rates had already declined significantly last year in anticipation of Fed rate cuts and because long-term investors were still looking through the downturn to an eventual recovery.

In addition, long-term municipal rates did not decline as much as long-term treasury rates, in part because a plentiful supply of municipal issues tended to hold down prices. The Treasury's decision to stop issuing 30-year bonds also gave a boost to Treasury prices as investors anticipated a scarcity of long-term securities.

Although these factors caused the performance of municipal bonds to lag behind Treasuries during the latter part of the period, we think this may create opportunity in the coming months. At the end of the period, some long-maturity insured municipal bonds offered yields of 5% or higher versus a yield of about 4.75% for 30-year Treasury bonds. Municipal bond prices hadn't been that cheap relative to Treasuries since 1986, when the municipal market came under severe pressure as Congress discussed measures that could have eliminated the tax-free status of municipal bonds. We believe that in the period ahead municipal bonds may perform well as their yields decline to a more historically normal level relative to Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

A factor that helped performance over the period was our large exposure to health care issues. We've been saying for some time that we felt health care was both a treacherous sector in which to invest and the biggest area of opportunity in the high-yield market. Over the past couple of years, cuts in Medicare reimbursements and increased hospital competition, especially in larger metropolitan areas, have made this a hazardous area in which to invest. However, we found that those risk factors have also driven up yields for health care bonds, offering opportunity for investors able to avoid problem issuers.

In the latter half of the period we saw many health care issues outperform as the market appeared to recognize that the outlook for the sector was beginning to improve. Factors we found that seemed to be turning in the sector's favor included some reversal of government funding cuts, a general trend of HMOs paying higher rates to hospitals for covered services, and successful expense reduction by many hospitals.

An additional factor that we believe helped our performance was the quality of our Original Research(SM) process. We feel this has helped us avoid many problem issuers, particularly some large city hospitals and a number of long-term care facilities, which have been especially troublesome areas of the health care sector.

Another area in which we believe Original Research contributed to returns was the energy sector. Investors may remember that one of the big news stories over the period was the difficult energy situation in California. Pacific Gas & Electric (PG&E), one of the state's major utilities, found itself forced to declare bankruptcy. We believe our research enabled us to make the best of this situation in two ways. First, our research analysts recognized the developing problems relatively early, and we avoided PG&E's bonds last year. We held none of their bonds in the trust when the utility went bankrupt.

Second, after the bankruptcy we recognized an opportunity in PG&E first mortgage bonds, which had dropped substantially in value. These are bonds secured by the assets of the company, so that if the utility were to be liquidated, first mortgage bondholders would be paid from the sale of the company's assets. By our analysis, PG&E's assets after the bankruptcy were in fact greater than the value of the outstanding first mortgage bonds, so we felt these were a relatively good investment. We believe the market has come to a similar conclusion, because the bonds have gone up in value since we purchased them. In addition, the bonds will pay their full coupon rate (interest) throughout the bankruptcy period.

Looking ahead, we think the economy is going to remain weak for a period of time. Before the events of September 11, we had hoped to see a bottom and the beginning of a recovery late in 2001 or in the first half of 2002. Now we think the fallout from September 11 may delay a recovery into the second half of 2002. When it does occur, we think that economic growth will be moderate for a while because of the overinvestment in business capital we saw at the end of the last boom. In our view, a lot of that existing excess capacity will need to be put to work before we see massive new investments in business capital.

In that kind of moderate growth environment, we think inflation and interest rates will tend to remain low. For reasons mentioned above, we also feel that high-yield municipal bonds may outperform Treasuries as municipal yields come down.

Due to the positive factors mentioned earlier, we also believe health care will continue to be a prime area of opportunity in the high-yield market. But a rising tide will not lift all boats, and we think mistake avoidance and uncovering opportunities through Original Research will continue to be key factors in our performance.

    Respectfully,

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

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   PORTFOLIO MANAGER'S PROFILE
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   MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED
   INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS. MICHAEL ALSO OVERSEES THE ANALYST TEAM THAT MANAGES THE RESEARCH BOND PORTFOLIOS OF OUR MUTUAL FUNDS.

   HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, AND SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH IN 2000. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC.

   MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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In accordance with Section 23(c) of the Investment Company Act of 1940, the
trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income through investment in fixed-income securities, exempt from federal taxes.

NEW YORK STOCK EXCHANGE SYMBOL: MFM

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   PERFORMANCE SUMMARY
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   (For the year ended October 31, 2001)

   NET ASSET VALUE PER SHARE
   October 31, 2000                                                  $7.79
   October 31, 2001                                                  $7.93

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 2000                                                  $7.38
   July 17, 2001 (high)                                              $8.52
   November 30, 2000 (low)                                           $7.00
   October 31, 2001                                                  $7.83

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RISK CONSIDERATIONS

The portfolio may invest in derivative securities which may include futures and options. These types of investments can increase price fluctuation.

Government guarantees apply to the underlying securities only and not to prices and yields of the portfolio.

Investments in lower-rated securities may provide greater returns, but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in a security's value may have a more significant effect on the portfolio's net asset value. An investment in the trust is not a complete investment program.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

These risks may increase share price volatility. See the prospectus for details.

NUMBER OF SHAREHOLDERS

As of October 31, 2001, our records indicate that there are 4,344 registered shareholders and approximately 14,100 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Municipal Income Trust, which was held on October 12, 2001, the following items were approved by the required vote of shareholders:

ITEM 1A. The election of John W. Ballen, Lawrence H. Cohn, M.D., The Hon. Sir
         J. David Gibbons, KBE, William R. Gutow, Abby M. O'Neill, Lawrence T. Perera, William J. Poorvu, Charles W. Schmidt, Arnold D. Scott, Jeffrey L. Shames, J. Dale Sherratt, and Ward Smith as Trustees of the trust.

                                          NUMBER OF PREFERRED SHARES AND
                                          COMMON SHARES
                                          ------------------------------------
NOMINEE                                              FOR    WITHHOLD AUTHORITY
------------------------------------------------------------------------------
John W. Ballen                            33,825,212.978           695,066.575
Lawrence H. Cohn, M.D.                    33,816,422.401           703,857.152
The Hon. Sir J. David Gibbons, KBE        33,809,579.978           710,699.575
William R. Gutow                          33,832,279.978           687,999.575
Abby M. O'Neill                           33,824,479.978           695,799.575
Lawrence T. Perera                        33,833,679.978           686,599.575
William J. Poorvu                         33,834,079.978           686,199.575
Charles W. Schmidt                        33,829,779.978           690,499.575
Arnold D. Scott                           33,832,012.978           688,266.575
Jeffrey L. Shames                         33,826,312.978           693,966.575
J. Dale Sherratt                          33,830,943.562           689,335.991
Ward Smith                                33,822,179.978           698,099.575

ITEM 1B. The election of J. Atwood Ives and Elaine R. Smith as Trustees of the trust for Preferred Shares only.

                                          NUMBER OF PREFERRED SHARES
                                          ------------------------------------
NOMINEE                                              FOR    WITHHOLD AUTHORITY
------------------------------------------------------------------------------
J. Atwood Ives                                 2,690.000               175.000
Elaine R. Smith                                2,690.000               175.000

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                          NUMBER OF PREFERRED SHARES AND
                                          COMMON SHARES
--------------------------------------------------------------------------------
For                                          26,970,560.642
Against                                       1,461,437.950
Abstain                                         961,111.694
Broker Non-votes                              8,268,121.000

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                   NUMBER OF
                                   PREFERRED SHARES AND       NUMBER OF
                                   COMMON SHARES              PREFERRED SHARES
------------------------------------------------------------------------------
For                                      24,034,445.492              1,999.000
Against                                   1,399,424.837                 24.000
Abstain                                     899,178.224                205.000
Broker Non-votes                          8,187,231.000                637.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                          NUMBER OF PREFERRED SHARES AND
                                          COMMON SHARES
-------------------------------------------------------------------------------
For                                          32,636,115.753
Against                                       1,018,499.055
Abstain                                         865,664.745

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2002.

                                          NUMBER OF PREFERRED SHARES AND
                                          COMMON SHARES
-------------------------------------------------------------------------------
For                                          33,628,729.286
Against                                         385,855.395
Abstain                                         505,694.872

PORTFOLIO OF INVESTMENTS -- October 31, 2001

Municipal Bonds - 98.0%
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                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.4%
  Denver, CO, City & County Airport Rev., 8.75s, 2001(++)              $    400             $    408,720
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     1,100                1,123,969
  Oklahoma City, OK, Airport Trust, FSA, 5.75s, 2016                      3,125                3,347,437
  Port Seattle, WA, FGIC, 5.625s, 2018                                    1,500                1,551,615
                                                                                            ------------
                                                                                            $  6,431,741
--------------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 1.0%
  Jefferson County, OH, Asset Guaranty, 7.125s, 2005(++)               $  1,000             $  1,179,790
  Lake County, IL, Land Acquisition & Development, 5.75s, 2017            1,000                1,085,050
  New York City, NY, 6.125s, 2006(++)                                       530                  607,014
  New York City, NY, 6.125s, 2025                                         1,470                1,591,790
                                                                                            ------------
                                                                                            $  4,463,644
--------------------------------------------------------------------------------------------------------
General Obligations - Improvement - 1.6%
  Commonwealth of Puerto Rico, Public Improvement, 5.125s, 2031        $  5,000             $  5,010,400
  New Lenox, IL, Community Park Development Authority, 8.25s, 2004(++)    1,850                2,153,030
                                                                                            ------------
                                                                                            $  7,163,430
--------------------------------------------------------------------------------------------------------
General Obligations - Schools - 1.6%
  Michigan Municipal Bond Authority Rev. (Detroit Academy),
    8s, 2031                                                           $  1,000             $  1,070,950
  Michigan Municipal Bond Authority Rev. (YMCA), 7.625s, 2021             1,000                1,037,180
  Warren Township, IN (Vision 2005 School Building
    Corp.), FGIC, 5.5s, 2020                                              5,000                5,239,700
                                                                                            ------------
                                                                                            $  7,347,830
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 17.7%
  Allegheny County, PA, Hospital Development Authority
    Rev., 9.25s, 2022                                                  $  1,000             $  1,060,760
  Baldwin County, AL, Eastern Shore Health Care Authority,
    5.75s, 2027                                                             700                  623,007
  Bell County, TX, Health Facilities Development Corp.
    (Kings' Daughters' Hospital), 9.25s, 2008                               545                  558,729
  Bexar County, TX, Health Facilities Development
    (Baptist Health Systems), MBIA, 5.25s, 2027                           1,000                1,004,590
  Brookhaven, NY, Industrial Development Agency (Memorial
    Hospital Medical Center, Inc.), 7.75s, 2010                           1,000                1,042,280
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Woman's Christian Assn.), 6.35s, 2017              300                  292,470
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Woman's Christian Assn.), 6.4s, 2029             1,000                  954,900
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira), 6s, 2013          740                  705,087
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira), 6.35s, 2013       180                  176,432
  Chester County, PA, Health & Educational Facilities
    (Chester County Hospital), 6.75s, 2021                                1,625                1,728,886
  Colorado Health Facilities Authority Rev. (Parkview
    Medical Center), 6.5s, 2020                                           1,000                1,100,050
  Colorado Health Facilities Authority Rev. (Parkview
    Medical Center), 6.6s, 2025                                           1,000                1,115,300
  Colorado Health Facilities Authority Rev. (Portercare
    Adventist Health), 6.625s, 2026                                         675                  728,096
  Crittenden County, AR, 7s, 2020                                         1,030                1,118,982
  Cumberland County, PA, Municipal Authority Rev
    (Carlisle Hospital & Health), 6.8s, 2004(++)                            250                  284,688
  Cuyahoga County, OH, Hospital Facilities (Canton, Inc.),
    7.5s, 2030                                                              850                  943,457
  Denver, CO, Health & Hospital Authority, 5.25s, 2013                      635                  635,870
  Denver, CO, Health & Hospital Authority, 5.375s, 2018                   1,500                1,456,170
  Denver, CO, Health & Hospital Authority, 6s, 2023                         250                  255,627
  Denver, CO, Health & Hospital Authority, 5.375s, 2028                   1,000                  950,240
  Desert Hospital District, CA, Hospital Rev. (Desert
    Hospital Corp.), FSA, 10.544s, 2002(+),(++)                           1,500                1,646,415
  District of Columbia (Medstar University Hospital),
    6.875s, 2031                                                          1,200                1,277,220
  Grand Forks, ND, Health Care Systems (Altru Health
    Systems Obligation Group), 7.125s, 2024                                 500                  543,185
  Gulfport, MS, Hospital Facility Rev. (Memorial Hospital
    at Gulfport), 5.75s, 2031                                             1,000                1,002,560
  Highlands County, FL, Health Facilities Authority Rev
    (Adventist/Sunbelt Hospital), 6s, 2031                                  900                  923,373
  Houston County, AL, Health Care Authority, AMBAC,
    6.25s, 2030                                                           2,000                2,191,760
  Huntsville, AL, Health Care Authority, 5.625s, 2026                       875                  892,719
  Illinois Health Facilities Authority Rev. (Centegra
    Health Systems), 5.25s, 2018                                          1,000                  969,140
  Indiana Health Facility Financing Authority, Hospital
    (Care Initiatives), 5.75s, 2018                                         500                  452,855
  Iowa Finance Authority, Health Care Facilities Rev
    (Care Initiatives), 5.75s, 2018                                         500                  452,855
  Kentucky Economic Development Finance Authority (Norton
    Healthcare, Inc.), 6.5s, 2020                                         5,000                5,240,400
  Lauderdale County & Florence, AL, Health Care Authority
    Rev. (Coffee Health Group), MBIA, 5.625s, 2021                        3,000                3,180,030
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                  1,675                1,646,291
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 5.7s, 2028                      995                  822,457
  Maryland Health & Higher Educational Facilities
    Authority Rev. (North Arundel Hospital), 6.5s, 2031                   1,500                1,605,000
  Massachusetts Health & Education Facilities Authority
    Rev. (Jordan Hospital), 5.25s, 2018                                   1,400                1,303,946
  Massachusetts Health & Education Facilities Authority Rev
    (St. Memorial Medical Center), 6s, 2023                                 465                  402,299
  Metro Health Facilities Development Corp., TX (Wilson
    N. Jones Memorial Hospital), 7.25s, 2031                              1,000                1,052,750
  Miami Beach, FL, Health Facilities Authority, Hospital
    Rev. (Mount Sinai Medical Center), 6.7s, 2019                           750                  787,537
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.625s, 2023                           905                  793,223
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), 5.4s, 2007                              580                  582,134
  Nassau County, NY, Industrial Development Agency, Civic
    Facilities Rev. (North Shore Health System), 5.625s, 2010             1,000                  988,120
  Nassau County, NY, Industrial Development Agency, Civic
    Facilities Rev. (North Shore Health System), 5.875s, 2011               725                  722,912
  New Hampshire Higher Educational & Health Facilities
    Authority Rev., 5.8s, 2018                                            1,000                  829,060
  New Jersey Health Care Facilities Financing Authority Rev
    (St. Peter's University Hospital), 6.875s, 2030                       3,000                3,207,120
  New York City, NY, Health & Hospital Corp. Rev., 5.25s, 2017              700                  714,224
  Ohio County, WV, County Commission Health System (Ohio
    Valley Medical Center), 5.75s, 2013                                     850                  756,160
  Rochester, MN, Health Care Facilities Rev. (Mayo
    Medical Foundation), 7.82s, 2021                                      1,000                1,076,320
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.375s, 2014                                 775                  740,885
  Russell, KY (Bon Secours Health System), 5.85s, 2005                    3,000                3,179,850
  Salt Lake City, UT, Hospital Rev. (Intermountain Health
    Care), AMBAC, 11.249s, 2020(+)                                          600                  624,828
  Scranton-Lackawanna, PA, Health & Welfare (Allied
    Health), 7.125s, 2005                                                 1,030                1,072,941
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.625s, 2029                                     1,500                1,430,235
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.25s, 2018                              1,400                1,241,268
  State of Arkansas, Development Finance Authority
    (Washington Regional Medical Center), 7.25s, 2020                       500                  542,230
  Steubenville, OH, Hospital Rev. (Trinity Health), 6.5s, 2030            1,300                1,380,639
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                                     750                  744,277
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.625s, 2030                                    750                  759,915
  Tallahasse, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                                     3,085                3,267,817
  Upper Illinois River Valley Development (Morris Hospital),
    6.625s, 2031                                                            600                  635,898
  Valley, AL, Special Care Facilities Financing Authority
    Rev. (Lanier Memorial Hospital), 5.6s, 2016                             600                  534,066
  Weirton, WV, Municipal Hospital Building Commission
    (Weirton Hospital Medical Center), 6.375s, 2031                       1,000                1,000,010
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                      170                  170,481
  Wichita, KS, Hospital Rev., 6.25s, 2020                                 1,500                1,615,380
  Wisconsin Health & Educational Facilities Authority
    Rev. (Aurora Health Care, Inc.), MBIA, 5.25s, 2017                    5,000                5,095,700
  Yonkers, NY, Industrial Development Agency, Civic
    Facilities Rev. (St. John's Riverside Hospital),
    6.8s, 2016                                                              865                  904,842
  Yonkers, NY, Industrial Development Agency, Civic
    Facilities Rev. (St. John's Riverside Hospital),
    7.125s, 2031                                                            490                  518,577
                                                                                            ------------
                                                                                            $ 80,228,395
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 10.5%
  Alachua County, FL, Health Facilities Rev. (Beverly
    Enterprises), 6.75s, 2010                                          $    800             $    787,872
  Baltimore County, MD, Nursing Facility Mortgage Rev
    (Eastpoint Rehabilation & Nursing Center), 6.75s, 2028*                 500                  265,000
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                                45                   44,897
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                               300                  277,530
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                            1,085                  926,720
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                              2,405                2,002,764
  Booneville, MO, Health Facilities Rev. (Gericare,
    Inc.), 11s, 2017                                                      1,860                1,866,119
  Boston, MA, Industrial Development Finance Authority
    Rev. (Stonehedge Convalescent Center), 10.75s, 2011                     525                  526,355
  Cambria County, PA, Industrial Development Authority
    Rev. (Beverly Enterprises), 10s, 2012                                   560                  681,979
  Chester County, PA, Industrial Development Authority
    Rev. (RHA/PA Nursing Home), 10.125s, 2019*                              952                  523,600
  Clarion County, PA, lndustrial Development Authority
    Rev. (Beverly Enterprises Inc.), 7.5s, 2012                           1,000                1,021,590
  Colorado Health Facilities Authority, Retirement
    Facilities Rev. (Liberty Heights), FHA, 0s, 2024(++)                  2,500                  610,150
  Colorado Health Facilities Authority Rev., GNMA, 5.6s, 2021             1,025                1,076,609
  Colorado Health Facilities Authority Rev. (Evangelical
    Lutheran), 6.9s, 2025                                                 3,000                3,309,930
  Contra Costa County, CA, Residential Rental Facilities
    Rev. (Cypress Meadows), 7s, 2028                                      1,840                1,513,786
  Franklin County, OH, Healthcare Facilities Rev. (Ohio
    Presbyterian), 7.125s, 2029                                           1,000                1,039,600
  Gadsden County, FL, Industrial Development Authority
    Rev. (RHA/FL Properties), 10.45s, 2018*                               2,395                1,317,250
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                                  400                  393,792
  Greenville County, SC, 8s, 2015                                         2,645                1,322,500
  Illinois Health Facilities Authority Rev. (Lutheran
    Senior Ministries), 7.375s, 2031                                        800                  811,408
  Indiana Health Facilities Financing Authority Rev
    (Metro Health/Indiana, Inc.), 6.3s, 2023                              1,195                  776,750
  Jacksonville, FL, Health Facilities Authority,
    Industrial Development Rev. (National Benevolent-
    Cypress Village), 6.25s, 2026                                         1,245                1,257,400
  Lee County, FL, Industrial Development Authority Rev
    (Beverly Enterprises), 10s, 2010                                      1,580                1,579,276
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                            2,500                  425,000
  Maine Health & Higher Educational Facilities, 7.5s, 2019                  825                  830,066
  Massachusetts Industrial Finance Agency (Metropolitan
    Health Foundation, Inc.), 6.75s, 2027                                 1,500                1,434,195
  Millbrae, CA, Residential Facilities (Magnolia Of Millbrae),
    7.375s, 2027                                                          2,000                2,108,080
  Mocksville, NC (Housing Foundation, Inc.), 7.25s, 2029                    400                  388,300
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020                          2,350                2,378,129
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                             775                  687,534
  New Jersey Economic Development Authority (Courthouse
    Convalescent Center), 8.7s, 2014                                        650                  676,091
  New Jersey Economic Development Authority (Greenwood
    Health Care), 9.75s, 2011                                             1,160                1,206,180
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.6s, 2011                                      1,000                1,031,610
  New Jersey Health Care Facilities Financing Authority
    (Cherry Hill), 8s, 2027                                               1,000                  845,670
  Prince William County, VA, Industrial Development
    Authority, Residential Care Facility (Westminster at
    Lake Ridge), 10s, 2002(++)                                            1,500                1,548,030
  Reedley, CA, Certificates of Participation (Mennonite
    Home), 7.5s, 2026                                                     2,890                2,898,641
  San Francisco, CA, City & County (Coventry Park), 8.5s, 2026            2,000                2,053,440
  Santa Fe, NM, Industrial Development Rev. (Casa Real
    Nursing Home), 9.75s, 2013                                            1,045                1,079,527
  Sterling, IL (Hoosier Care), 7.125s, 2034                                 740                  703,592
  Washington County, FL, Industrial Development Authority
    (Washington County), 10s, 2016                                        1,025                1,027,132
  Waterford Township, MI, Economic Development Corp. Rev
    (Canterbury Health), 6s, 2039                                         1,570                1,099,204
  Wilkinsburg, PA, Municipal Authority Health
    (Monroeville Christian), 8.25s, 2027                                    995                  972,682
  Wisconsin Health & Educational Facilities (Oakwood
    Village), 7.625s, 2030                                                  300                  303,486
                                                                                            ------------
                                                                                            $ 47,629,466
--------------------------------------------------------------------------------------------------------
Human Services - 2.1%
  Cheneyville, LA (Westside Habilitation Center), 8.375s, 2013         $  2,110             $  2,201,680
  Iowa Finance Authority, Community Provider Rev. (Boys &
    Girls Home), 6.25s, 2028                                                500                  491,660
  Lehigh County, PA, General Purpose Authority (Kidspeace
    Obligation Group), 6s, 2018                                             100                   93,772
  Lehigh County, PA, General Purpose Authority (Kidspeace
    Obligation Group), 6s, 2023                                           3,000                2,752,620
  New York City, NY, Industrial Development Agency, Civic
    Facilities Rev. (A Very Special Place, Inc.), 5.75s, 2029             1,000                  815,360
  Orange County, FL, Health Facilities Authority Rev., 9s, 2031           1,000                1,026,380
  Orange County, FL, Health Facilities Authority Rev
    (First Mortgage Healthcare Facilities), 8.75s, 2011                     740                  755,399
  Osceola County, FL, Industrial Development Rev
    (Community Provider Pooled Loan), 7.75s, 2017                         1,300                1,331,629
                                                                                            ------------
                                                                                            $  9,468,500
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 2.0%
  Chicago, IL, O'Hare International Airport Special
    Facilities Rev. (United Airlines), 6.75s, 2011                     $  3,000             $  2,385,300
  Chicago, IL, O'Hare International Airport Special
    Facilities Rev. (United Airlines), 6.375s, 2035                       1,250                  941,412
  Hillsborough County, FL, Aviation Authority Rev. (US Air),
    8.6s, 2022                                                              650                  453,408
  New Jersey Economic Development Authority, Special
    Facilities Rev. (Continental Airlines, Inc.), 7.2s, 2030              1,595                1,383,997
  Port Seattle, WA, Special Facility Rev. (Northwest
    Airlines), 7.25s, 2030                                                1,000                  815,440
  State of Hawaii, Special Facilities Rev. (Continental
    Airlines, Inc.), 7s, 2020                                               675                  581,830
  Tulsa, OK, Municipal Airport Trust Rev. (AMR Corp.), 6s, 2035           2,500                2,347,375
                                                                                            ------------
                                                                                            $  8,908,762
--------------------------------------------------------------------------------------------------------

Industrial Revenue - Chemicals - 0.7%
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                              $  3,000             $  3,099,840
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 2.4%
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                          $  2,000             $  2,079,900
  Delaware County, PA, Industrial Development Authority
    Rev. (Resources Recovery Facility), 6.5s, 2008                        1,600                1,715,552
  Gloucester County, NJ, Improvement Authority, Solid
    Waste Resources Recovery Rev. (Waste Management, Inc.),
    6.85s, 2029                                                             850                  950,028
  Henrico County, VA, Industrial Development Authority
    (Browning-Ferris Co.), 5.45s, 2014                                      500                  466,205
  Illinois Development Finance Authority, Solid Waste
    Disposal Rev. (Waste Management, Inc.), 5.85s, 2007                   4,500                4,715,595
  New Morgan, PA, Industrial Development Authority
    (Browning-Ferris Co.), 6.5s, 2019                                     1,000                1,000,070
                                                                                            ------------
                                                                                            $ 10,927,350
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 5.0%
  Cuyahoga County, OH, Industrial Development Rev. (Joy
    Technologies, Inc.), 8.75s, 2007                                   $  1,300             $  1,330,030
  Gulf Coast Industrial Development Authority, Texas
    Waste Disposal Rev. (Valero Refinery), 5.6s, 2031                     2,000                1,955,020
  Gulf Coast Waste Disposal Authority, Texas Waste
    Disposal Rev. (Valero Energy Corp.), 5.7s, 2032                       1,000                  988,870
  Gulf Coast Waste Disposal Authority, Texas Waste
    Disposal Rev. (Valero Energy Corp.), 6.65s, 2032                      1,000                1,067,980
  Hardeman County, TN (Correctional Facilities Corp.),
    7.75s, 2017                                                           2,220                2,200,109
  Hernando County, FL, Water & Sewer Rev. (Florida
    Crushed Stone), 8.5s, 2014                                            3,600                3,924,072
  Mesa County, CO, Industrial Development Rev. (Joy
    Technologies, Inc.), 8.5s, 2006                                       1,200                1,227,744
  New Jersey Economic Development Authority (Holt Hauling
    & Warehousing), 8.4s, 2015*+                                          1,000                  850,000
  New Jersey Economic Development Authority (Holt Hauling
    & Warehousing), 8.6s, 2017*+                                          1,000                  850,000
  Pennsylvania Economic Development Financing Authority,
    Exempt Facilities Rev. (Amtrak), 6.25s, 2031                          2,000                2,064,080
  Philadelphia, PA, Industrial Development Authority Rev
    (Host Marriott LP), 7.75s, 2017                                       3,255                3,470,514
  Port of New Orleans, LA (Avondale Industries), 8.25s, 2004                450                  478,390
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014               1,575                1,714,750
  Tooele County, UT, Hazardous Waste Treatment Rev
    (Union Pacific), 5.7s, 2026                                             385                  372,568
                                                                                            ------------
                                                                                            $ 22,494,127
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 4.9%
  Bedford County, VA, Industrial Development Authority
    (Nekoosa Packaging), 6.55s, 2025                                   $  2,000             $  2,084,700
  Columbus County, NC, Industrial Facilities & Pollution
    Control (International Paper), 6.15s, 2021                            5,000                5,188,850
  Courtland, AL, Industrial Development Board, Solid
    Waste Disposal Rev. (Champion International Corp.), 6.375s, 2029      2,000                2,035,900
  Hodge Village, LA, Utilities Rev. (Stone Container), 9s, 2010           6,850                6,915,760
  Isle Wight County, VA, Industrial Development (Union
    Camp), 6.55s, 2024                                                    4,000                4,141,000
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                                     880                  861,608
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay Paperboard LLC),
    6.8s, 2014                                                            1,000                1,052,450
                                                                                            ------------
                                                                                            $ 22,280,268
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.3%
  Indiana Development Finance Authority Rev. (Inland Steel),
    5.75s, 2011                                                        $  1,000             $    500,000
  Mobile County, AL, Industrial Development Authority
    Rev. (Ipsco, Inc.), 6.875s, 2030                                        650                  679,172
  Ohio Solid Waste Rev. (Republic Engineered Steels),
    8.25s, 2014*                                                          3,000                  150,000
  Ohio Solid Waste Rev. (Republic Engineered Steels), 9s, 2021*           3,000                  150,000
                                                                                            ------------
                                                                                            $  1,479,172
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Retail - 0.7%
  Monongalia County, WV, Commercial Development Rev
    (Kroger Co.), 7.7s, 2012                                           $  2,000             $  2,083,280
  Piedmont, AL, Industrial Development Board Rev
    (Springs Industries), 8.25s, 2010                                     1,000                1,020,970
                                                                                            ------------
                                                                                            $  3,104,250
--------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.6%
  Mississippi Development Bank (Diamond Lakes Utilities),
    6.25s, 2017                                                        $  1,000             $    996,440
  Nevada Department of Business (Las Vegas Monorail),
    7.375s, 2040                                                          1,765                1,793,770
                                                                                            ------------
                                                                                            $  2,790,210
--------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 2.5%
  Austin, TX, Convention Center (Convention Enterprises,
    Inc.), 6.6s, 2021                                                  $    400             $    416,748
  Austin, TX, Convention Center (Convention Enterprises,
    Inc.), 6.7s, 2028                                                       600                  622,878
  District of Columbia, 6.25s, 2024                                       1,500                1,603,425
  District of Columbia (National Public Radio), 7.7s, 2003(++)            2,500                2,703,175
  Iowa Tobacco Settlement Authority, Tobacco Settlement
    Rev., 5.3s, 2025                                                      2,000                1,945,440
  Rockbridge County, VA, Industrial Development Authority
    Rev. (Virginia Horse Center), 6.85s, 2021                               700                  713,055
  South Carolina Tobacco Settlement Rev., Tobacco
    Settlement Rev., 6.375s, 2028                                         1,000                1,069,610
  Southwestern Illinois Development Authority Rev., Solid
    Waste Disposal Rev., 5.9s, 2014                                         395                  393,290
  St. Louis County, MO, Industrial Development Authority
    Rev. (Kiel Center Arena), 7.875s, 2024                                  300                  312,069
  St. Louis, MO, Industrial Development Authority Rev
    (St. Louis Convention), 7.2s, 2028                                    1,500                1,602,825
                                                                                            ------------
                                                                                            $ 11,382,515
--------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.3%
  Alexandria, VA, Redevelopment & Housing Authority (Park
    at Landmark), 8.75s, 2029                                          $    500             $    512,355
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                  965                  943,867
  Bexar County, TX, Housing Finance Corp. (American
    Opportunity Housing), MBIA, 5.7s, 2021                                1,250                1,293,737
  Dade County, FL, Housing Finance Agency (Blackstone),
    8.375s, 2002+                                                         5,467                5,477,980
  Dade County, FL, Housing Finance Agency (Silverblue),
    8.375s, 2002+                                                         2,933                2,938,658
  Dallas, TX, Housing Finance Corp., 8.5s, 2011                           1,040                1,055,246
  Eaglebend, CO, Affordable Housing Corp., 6.4s, 2017                     1,000                1,003,490
  Florida Multi-Family Housing Finance Agency Rev
    (Center Court Apartments), 8.5s, 2018                                   955                  956,299
  Memphis, TN, Health, Educational & Housing Facilities
    Board (Wesley Highland Terrace), 8.5s, 2024                             115                  119,207
  Metropolitan Government of Nashville & Davidson County,
    TN, Health & Educational Facilities Board Rev
    (Berkshire Place), GNMA, 6s, 2023                                       500                  515,735
  Munimae Te Bond Subsidiary LLC, 6.875s, 2009#                           2,000                2,095,940
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
    (Northbrook I & III Apartments), 6.15s, 2019                            280                  196,000
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
    (Northbrook I & III Apartments), 6.25s, 2029                            475                  332,500
  San Bernardino County, CA, Housing Authority Rev
    (Equity Residential Redlands), 5.2s, 2029                             2,000                2,090,600
                                                                                            ------------
                                                                                            $ 19,531,614
--------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.4%
  Black Hawk, CO, Device Tax Rev., 5.625s, 2021                        $    250             $    218,438
  Dade County, FL, AMBAC, 0s, 2008(++)                                   15,080                2,592,704
  Port Authority, NY (JFK International Air Terminal), MBIA,
    5.75s, 2022                                                           7,000                7,256,130
  Virgin Islands Public Finance Authority Rev., 6s, 2006                    250                  263,765
  Virgin Islands Public Finance Authority Rev., 5.875s, 2018                500                  509,940
                                                                                            ------------
                                                                                            $ 10,840,977
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 1.9%
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015               $    310             $     69,995
  Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011               3,000                1,162,890
  Dallas, TX, Housing Finance Corp., MBIA, 0s, 2016                       7,750                1,674,000
  Duval County, FL, Housing Finance Authority, 0s, 2015                   9,100                1,924,923
  Jackson County, MO, 0s, 2016                                               35                    6,775
  Jefferson Parish, LA, Home Mortgage Authority, GNMA,
    5s to 2002, 6.625s to 2023                                              600                  664,044
  Jefferson Parish, LA, Home Mortgage Authority, GNMA,
    6.3s, 2032                                                            1,700                1,865,682
  Reno County, KS, Single Family Mortgage Rev., AMBAC,
    0s, 2014                                                                350                   80,948
  Sedgwick & Shawnee Counties, KS, Single Family Rev.,
    GNMA, 5.25s to 2002, 6.45s to 2029                                    1,110                1,221,855
                                                                                            ------------
                                                                                            $  8,671,112
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 3.6%
  Colorado Housing & Finance Authority, 7.15s, 2014                    $     63             $     68,623
  Colorado Housing & Finance Authority, 5.9s, 2023                          600                  638,022
  Colorado Housing & Finance Authority, 6.9s, 2029                        2,000                2,246,760
  Colorado Housing & Finance Authority, 5.25s to 2002,
    6.6s to 2032                                                            440                  483,591
  Colorado Housing & Finance Authority, 6.375s, 2033                        200                  223,528
  Georgia Housing & Finance Authority Rev., 5.65s, 2021                   2,490                2,579,217
  Lousiana Housing Finance Agency Mortgage Rev., FNMA,
    6.4s, 2032                                                              500                  540,335
  Missouri Housing Development Commission, GNMA, 5s to
    2002, 6.85s to 2032                                                     500                  553,890
  Missouri Housing Development Commission, 6.35s, 2032                    1,250                1,368,100
  Nebraska Investment Finance Authority, 0s, 2015                        17,075                4,664,890
  Nebraska Investment Finance Authority, 6.25s, 2021                      1,990                2,097,520
  New Hampshire Housing Finance Authority, 5.875s, 2030                     425                  450,479
  Wisconsin Housing & Economic Development, Homeownership
    Rev., 11.618s, 2022(+)                                                  355                  361,496
                                                                                            ------------
                                                                                            $ 16,276,451
--------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.8%
  Massachusetts Development Finance Agency, Resources
    Recovery Rev. (Ogden Haverhill), 6.7s, 2014                        $    700             $    744,660
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.6s, 2019                                                2,850                2,727,108
                                                                                            ------------
                                                                                            $  3,471,768
--------------------------------------------------------------------------------------------------------
Special Assessment District - 1.5%
  Capital Region Community Development District, FL, 5.95s, 2006       $  1,155             $  1,160,671
  Chicago, IL, Tax Increment Rev. (Ryan Garfield), 10.125s, 2007          1,195                1,227,863
  Denver, CO, Urban Renewal Tax (Downtown Denver), 8.5s, 2013               401                  409,842
  Heritage Isles, FL, Community Development District, 5.75s, 2005           410                  404,551
  Katy, TX, Development Authority Rev., 5.8s, 2011                          945                  935,550
  Katy, TX, Development Authority Rev., 6s, 2018                          1,325                1,311,750
  Markham, IL, 9s, 2012                                                   1,215                1,233,225
                                                                                            ------------
                                                                                            $  6,683,452
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - 1.8%
  Chicago, IL, Public Building Commission, Building Rev.,
    RITES, 6.852s, 2016+(+)                                            $  1,300             $  1,499,524
  Chicago, IL, Public Building Commission, Building Rev.,
    RITES, 6.852s, 2017+(+)                                               1,050                1,193,745
  College Park, GA (Civic Center), AMBAC, 5.75s, 2020                     1,000                1,091,630
  Illinois Sports Facilities Authority, AMBAC, 5s, 2032                   4,000                3,933,120
  West Virginia Parkways, Economic Development & Tourism
    Authority, FGIC, 9.096s, 2019(+)                                        600                  648,624
                                                                                            ------------
                                                                                            $  8,366,643
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - Other - 0.8%
  Houston, TX, 6.3s, 2020                                              $    815             $    865,620
  Houston, TX, Community College Systems, 7.875s, 2025+                   2,500                2,578,150
                                                                                            ------------
                                                                                            $  3,443,770
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.7%
  Access To Loans For Learning (California Student Loan
    Corp.), 7.95s, 2030                                                $    650             $    696,644
  Arizona Student Loan Acquisition Authority, "C", 7.625s, 2010##           750                  808,432
  Pennsylvania Higher Education Assistance Agency, AMBAC,
    10.003s, 2022(+)                                                      1,300                1,441,947
                                                                                            ------------
                                                                                            $  2,947,023
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 5.6%
  Arapahoe County, CO, Capital Improvement, Highway Rev.,
    0s, 2005(++)                                                       $  1,000             $    430,950
  Missouri Highways & Transport Commission, State Road
    Rev., 5.625s, 2018                                                    4,500                4,817,025
  Niagara Falls, NY, Bridge Commission, Toll Rev., RITES,
    FGIC, 7.842s, 2015+(+)                                                1,500                1,778,910
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2011                  1,000                  422,380
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                  1,000                  386,750
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                  1,750                  706,475
  Telluride, CO, Gondola Transit Co., 9s, 2016                              885                  976,208
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012(++)                             2,475                3,882,161
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                                   425                  630,908
  Texas Turnpike Authority (Houston Ship Channel Bridge),
    12.625s, 2002(++)                                                    10,505               11,431,331
                                                                                            ------------
                                                                                            $ 25,463,098
--------------------------------------------------------------------------------------------------------
Universities - Colleges - 1.7%
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2006(++)                           $  2,500             $  3,008,000
  Louisiana State University, Agricultural & Mechanical
    College Board (Health Sciences Center), MBIA, 6.375s, 2031            2,500                2,804,050
  Nassau County, NY, Industrial Development Agency, Civic
    Facilities Rev. (New York Institute of Technology),
    6.15s, 2002(++)                                                       1,000                1,033,090
  Savannah, GA, Economic Development Authority (College
    Of Art & Design, Inc.), 6.5s, 2013                                      625                  672,412
                                                                                            ------------
                                                                                            $  7,517,552
--------------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 2.2%
  Alaska Industrial Development & Export Authority, Power
    Rev. (Upper Lynn Canal Regulatory Power), 5.8s, 2018               $    830             $    719,344
  Carbon County, PA, Industrial Development Authority
    (Panther Creek Partners), 6.65s, 2010                                 2,500                2,658,750
  Klamath Falls, OR, Electric Rev. (Klamath
    Cogeneration), 6s, 2025                                               2,500                2,505,750
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery Rev., 6.5s, 2013                                   1,000                1,018,860
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                            3,000                3,021,300
                                                                                            ------------
                                                                                            $  9,924,004
--------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 10.9%
  Brazos River Authority, TX, Pollution Control Rev
    (Texas Utilities Electric Co.), 5.4s, 2029                         $  1,000             $  1,039,890
  Brazos River Authority, TX (Houston Industries, Inc.),
    AMBAC, 5.125s, 2020                                                   2,000                2,016,860
  Brazos River Authority, TX (Reliant Energy, Inc.),
    5.375s, 2019                                                          1,000                  985,760
  Calcasieu Parish, LA, Industrial Development Board,
    Pollution Control Rev. (Energy Gulf States, Inc.),
    5.45s, 2010                                                           1,250                1,237,425
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric Co.),
    MBIA, 5.35s, 2016                                                     1,000                1,065,610
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric Co.),
    5.85s, 2023                                                           1,000                  925,780
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Southern California Edison
    Co.), 6.4s, 2024                                                      1,000                  965,860
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.6s, 2030                                                4,380                3,957,242
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.9s, 2030                                                1,000                  949,600
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.9s, 2032                                                1,000                  948,500
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028                         7,825                7,995,115
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.95s, 2028                         2,270                2,315,355
  Farmington, NM, Pollution Control Rev. (Public Services
    Co.), 5.8s, 2022                                                      3,000                2,974,560
  Farmington, NM, Pollution Control Rev. (San Juan Public
    Services Co.), 6.3s, 2016                                             2,195                2,244,651
  Matagorda County, TX, Pollution Control Rev. (Central
    Power & Light Co.), 4.55s, 2029                                       2,000                1,996,220
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                      4,000                4,033,280
  New Hampshire Business Finance Authority, Pollution
    Control Rev., 6s, 2021                                                1,000                1,007,570
  Ohio Air Quality Development Authority Rev., 6s, 2020                   3,000                3,055,410
  Ohio Water Development, Pollution Control Rev
    (Cleveland Electric), 8s, 2023                                        2,500                2,685,875
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                                 650                  636,305
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                                 3,500                3,444,280
  West Feliciana Parish, LA, Pollution Control Rev. (Gulf
    States Utilities Co.), 7.7s, 2014                                       550                  567,402
  West Feliciana Parish, LA, Pollution Control Rev. (Gulf
    States Utilities Co.), 5.8s, 2015                                     1,500                1,495,635
  West Feliciana Parish, LA, Pollution Control Rev. (Gulf
    States Utilities Co.), 5.8s, 2016                                     1,000                  994,540
                                                                                            ------------
                                                                                            $ 49,538,725
--------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 2.4%
  Illinois Development Finance Authority, Pollution
    Control Rev. (Illinois Power Co.), 7.375s, 2021                    $  2,555             $  2,904,652
  North Carolina Municipal Power Agency, Catawba Electric
    Rev., 6.5s, 2020                                                      2,000                2,138,180
  Seattle, WA, Municipal Light & Power Rev., 5.625s, 2017                 3,000                3,156,150
  Southern California Public Power Authority,
    Transmission Project Rev., 8.471s, 2012(+)                            2,250                2,422,462
  Sullivan, IN, Pollution Control Rev. (Indiana -
    Michigan Power Co.), 5.95s, 2009                                        250                  259,953
                                                                                            ------------
                                                                                            $ 10,881,397
--------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 2.4%
  Colorado Housing Finance Authority, FHA, 9s, 2025                    $    740             $    742,590
  Detroit, MI, Sewer Disposal Rev., FGIC, 9.088s, 2003(+),(++)            1,900                2,176,412
  Detroit, MI, Sewer Disposal Rev., FGIC, 9.088s, 2023(+)                   600                  636,996
  Harrisburg, PA, Authority Water Rev., FGIC, 9.32s, 2015(+)              2,000                2,183,820
  New York City, NY, Municipal Water Finance Authority,
    Water & Sewer Systems Rev., 5.5s, 2033                                5,000                5,209,550
                                                                                            ------------
                                                                                            $ 10,949,368
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $437,525,650)                                       $443,706,454
--------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.4%
--------------------------------------------------------------------------------------------------------
  Bartow County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 11/01/01                     $    400             $    400,000
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 11/01/01                          600                  600,000
  Knoxville, TN, Utilities Board Rev., due 11/01/01                         100                  100,000
  Pinellas County, FL, Health Facility Authority, due 11/01/01              100                  100,000
  Sevier County, TN, Public Building Authority, due 11/01/01                750                  750,000
--------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                        $  1,950,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $439,475,650)                                           $445,656,454

Other Assets, Less Liabilities - 1.6%                                                          7,340,014
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $452,996,468
--------------------------------------------------------------------------------------------------------
   * Non-income producing security - in default.
   # SEC Rule 144A restriction.
  ## Security segregated as collateral for an open futures contract.
   + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded bond.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $439,475,650)            $445,656,454
  Cash                                                                  107,380
  Receivable for investments sold                                       549,797
  Interest receivable                                                 8,640,092
  Other assets                                                            2,179
                                                                   ------------
      Total assets                                                 $454,955,902
                                                                   ------------
Liabilities:
  Payable to dividend disbursing agent - preferred and
    common shares                                                  $    200,213
  Payable for daily variation margin on open futures
    contracts                                                           284,375
  Payable for investments purchased                                     994,022
  Payable to affiliates -
    Management fee                                                        9,956
    Transfer and dividend disbursing agent fee                            7,313
  Accrued expenses and other liabilities                                463,555
                                                                   ------------
      Total liabilities                                            $  1,959,434
                                                                   ------------
Net assets                                                         $452,996,468
                                                                   ============
Net assets consist of:
  Series T and Series TH auction preferred shares
    (5,600 shares issued and outstanding at $25,000 per
    share)                                                         $140,000,000
                                                                   ------------
  Paid-in capital - common shares                                  $347,110,937
  Unrealized appreciation on investments                              5,376,274
  Accumulated net realized loss on investments                      (41,241,880)
  Accumulated undistributed net investment income                     1,751,137
                                                                   ------------
Net assets applicable to common shares                             $312,996,468
                                                                   ============
Net assets                                                         $452,996,468
                                                                   ============
Common shares of beneficial interest outstanding
  (39,514,594 shares authorized less 55,500 treasury
  shares)                                                           39,459,094
                                                                    ==========
Net asset value per common share (net assets applicable to
  common shares / common shares of beneficial interest
  outstanding)                                                        $7.93
                                                                      =====
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 29,966,340
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,639,846
    Trustees' compensation                                               96,791
    Administrative fee                                                   50,459
    Transfer and dividend disbursing agent fee                           87,140
    Preferred shares remarketing agent fee                              315,812
    Custodian fee                                                       113,909
    Printing                                                             45,107
    Postage                                                              23,262
    Auditing fees                                                        53,973
    Legal fees                                                            6,409
    Miscellaneous                                                       230,006
                                                                   ------------
      Total expenses                                               $  4,662,714
    Fees paid indirectly                                                (65,264)
                                                                   ------------
      Net expenses                                                 $  4,597,450
                                                                   ------------
        Net investment income                                      $ 25,368,890
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $    523,974
    Futures contracts                                                (2,454,155)
                                                                   ------------
      Net realized loss on investments                             $ (1,930,181)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  9,677,914
    Futures contracts                                                  (804,530)
                                                                   ------------
      Net unrealized gain on investments                           $  8,873,384
                                                                   ------------
        Net realized and unrealized gain on investments            $  6,943,203
                                                                   ------------
          Increase in net assets from operations                   $ 32,312,093
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                  ----------------------------------------
                                                                           2001                       2000
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $ 25,368,890               $ 20,712,031
  Net realized gain (loss) on investments                            (1,930,181)                   165,596
  Net unrealized gain (loss) on investments                           8,873,384                 (6,726,754)
                                                                   ------------               ------------
    Increase in net assets from operations                         $ 32,312,093               $ 14,150,873
                                                                   ------------               ------------
Distributions declared to shareholders from net
  investment income -
  Preferred shares                                                 $ (3,978,016)              $       --
  Common shares                                                     (20,775,933)               (20,721,312)
                                                                   ------------               ------------
    Total distributions declared to shareholders                   $(24,753,949)              $(20,721,312)
                                                                   ------------               ------------
Trust share (principal) transactions -
  Proceeds from Series T and Series TH auction preferred
    share public offering                                          $140,000,000               $       --
  Preferred share offering cost charged to paid-in capital           (1,894,540)                      --
  Net asset value of shares issued to common shareholders
    in reinvestment of distributions                                  1,543,718                    164,756
                                                                   ------------               ------------
    Increase in net assets from trust share transactions           $139,649,178               $    164,756
                                                                   ------------               ------------
      Total increase (decrease) in net assets                      $147,207,322               $ (6,405,683)
Net assets:
  At beginning of period                                            305,789,146                312,194,829
                                                                   ------------               ------------
  At end of period (including accumulated undistributed net
    investment income of $1,751,137 and $1,020,357,
    respectively)                                                  $452,996,468               $305,789,146
                                                                   ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------------------------------
                                                    2001              2000             1999             1998            1997
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 7.79            $ 7.96           $ 8.55           $ 8.51           $ 8.58
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income                           $ 0.64            $ 0.53           $ 0.54           $ 0.57           $ 0.61
  Net realized and unrealized gain (loss)
    on investments                                  0.18             (0.17)           (0.60)            0.05            (0.03)
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.82            $ 0.36           $(0.06)          $ 0.62           $ 0.58
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders from net investment income -
  Preferred shares                                $(0.10)           $ --             $ --             $ --             $ --
  Common shares                                    (0.53)            (0.53)           (0.53)           (0.58)           (0.65)
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.63)           $(0.53)          $(0.53)          $(0.58)          $(0.65)
                                                  ------            ------           ------           ------           ------
Preferred shares offering cost charged to
  paid-in capital                                 $(0.05)           $ --             $ --             $ --             $ --
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 7.93            $ 7.79           $ 7.96           $ 8.55           $ 8.51
                                                  ------            ------           ------           ------           ------
Per share market value -- end of period           $ 7.83            $ 7.38           $ 7.13           $ 9.19           $ 9.06
                                                  ======            ======           ======           ======           ======
Total return at market value                       13.58%             5.20%           (0.59)%           8.37%            3.90%
Ratios (to average net assets applicable
  to common shares)/Supplemental data:
  Expenses+##                                       1.49%             1.11%            1.06%            1.10%            1.19%
  Net investment income before preferred
    share dividends                                 8.12%             6.76%            6.49%            6.62%            7.26%
Portfolio turnover                                    26%               18%              15%              12%              21%
Net assets at end of period (000 Omitted)       $452,996          $305,789         $312,195         $333,544         $329,282
Supplemental Ratios:
  Ratio of expenses to average net assets
    including preferred shares+##                   1.07%             1.11%            1.06%            1.10%            1.19%
  Preferred share dividends                         1.28%             --               --               --               --
  Net investment income available to
    common shares                                   6.84%             6.76%            6.49%            6.62%            7.26%
Senior Securities:
  Total preferred shares outstanding               5,600              --               --               --               --
  Asset coverage per preferred share             $80,897++            --               --               --               --
  Involuntary liquidation preference per
    preferred share                              $25,000              --               --               --               --
  Approximate market value per preferred
    share                                        $25,000              --               --               --               --

 + Ratio excludes dividend payment on auction preferred shares.
++ Calculated by subtracting the trust's total liabilities (not including preferred shares) from the trust's total assets and dividing this by the number of perferred shares outstanding.
 # Per share data are based on average common shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Income Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The trust can invest at least 65% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Futures Contracts - The trust may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. The trust's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin accreting market discount on debt securities effective November 1, 2001. Prior to this date, the trust did not accrete market discount on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended October 31, 2001, accumulated undistributed net investment income increased by $115,839, accumulated net realized loss on investments decreased by $3,520,194, and paid-in capital decreased by $3,636,033, due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

At October 31, 2001, the trust, for federal income tax purposes, had a capital loss carryforward of $42,016,283, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

              EXPIRATION DATE                             AMOUNT
              --------------------------------------------------
              October 31, 2002                     $ (7,977,644)
              October 31, 2003                       (4,513,979)
              October 31, 2004                       (8,774,606)
              October 31, 2005                      (16,518,819)
              October 31, 2006                       (1,383,806)
              October 31, 2009                       (2,847,429)
                                                   ------------
                 Total                             $(42,016,283)
                                                   ============

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the trust's average daily net assets and 6.32% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $25,725 for the year ended October 31, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $240,382,161 and $107,429,836, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $439,522,888
                                                                 ------------
Gross unrealized appreciation                                    $ 21,576,172
Gross unrealized depreciation                                     (15,442,606)
                                                                 ------------
    Net unrealized appreciation                                  $  6,133,566
                                                                 ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                                         YEAR ENDED OCTOBER 31,
                                                     --------------------------
                                                           2001            2000
-------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                         196,240          21,014
                                                        -------          ------

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended October 31, 2001, was $3,261. The trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                                                       UNREALIZED
DESCRIPTION                                EXPIRATION           CONTRACTS            POSITION        DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
Municipal Bond Index                    December 2001                 350               Short           $(804,530)

At October 31, 2001, the trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The trust may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2001, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 3.77% of total assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                        DATE OF        PRINCIPAL
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission,
  Building Rev., RITES, 6.852s, 2016                    3/11/99       $1,300,000       $1,392,976      $ 1,499,524
Chicago, IL, Public Building Commission,
  Building Rev., RITES, 6.852s, 2017                    3/11/99        1,050,000        1,116,640        1,193,745
Dade County, FL, Housing Finance Agency
  (Blackstone), 8.375s, 2002                            4/22/94        5,466,500        5,466,500        5,477,980
Dade County, FL, Housing Finance Agency
  (Silverblue), 8.375s, 2002                            4/22/94        2,932,500        2,932,500        2,938,658
Houston, TX, Community College Systems,
  7.875s, 2025                                          6/19/00        2,500,000        2,485,000        2,578,150
New Jersey Economic Development Authority
  (Holt Hauling & Warehousing), 8.4s, 2015              1/30/97        1,000,000        1,030,765          850,000
New Jersey Economic Development Authority
  (Holt Hauling & Warehousing), 8.6s, 2017              1/30/97        1,000,000        1,030,872          850,000
Niagara Falls, NY, Bridge Commission, Toll
  Rev., RITES, FGIC, 7.842s, 2015                       5/21/99        1,500,000        1,598,127        1,778,910
                                                                                                       -----------
                                                                                                       $17,166,967
                                                                                                       ===========

(9) Auction Preferred Shares
On December 7, 2000, the trust issued 2,800 shares of Auction Preferred Shares
(APS), series T and 2,800 of Auction Preferred Shares (APS), series TH. Proceeds to the trust, before underwriting and offering expenses of $1,894,540, amounted to $140,000,000. Such underwriting and offering cost were charged against net assets of the trust applicable to common shareholders.

Dividends are cumulative at a rate that is reset every seven days for both series through an auction process. During the year ended October 31, 2001, the dividend rates ranged from 1.90% to 5.30%. The trust pays an annual fee equivalent to 0.25% of the preferred share liquidation value for remarketing efforts associated with the preferred auction. The APS are redeemable at the option of the trust in whole or in part at the redemption price equal to $25,000 per share, plus accumulated and unpaid dividends. The APS are also subject to mandatory redemption, if certain requirements relating to its asset maintenance coverage are not satisfied. The trust is required to maintain certain asset coverage with respect to the APS as defined in the trust's By-Laws and the Investment Company Act of 1940.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Municipal Income Trust (the "trust"), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies where not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 6, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   FOR FEDERAL INCOME TAX PURPOSES, APPROXIMATELY 100% OF THE TOTAL DIVIDENDS PAID BY THE TRUST FROM NET INVESTMENT INCOME DURING THE YEAR ENDED OCTOBER 31, 2001, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

-------------------------------------------------------------------------------

MFS(R) MUNICIPAL INCOME TRUST

TRUSTEES                                                 CHAIRMAN AND PRESIDENT
John W. Ballen* - President, MFS Investment              Jeffrey L. Shames*
Management
                                                         PORTFOLIO MANAGER
William R. Gutow+ - Private Investor and Real            Michael W. Roberge*
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                     TREASURER
                                                         James O. Yost*
J. Atwood Ives+(2) - Private Investor
                                                         ASSISTANT TREASURERS
Lawrence T. Perera+(1) - Partner, Hemenway &             Mark E. Bradley*
Barnes (attorneys)                                       Robert R. Flaherty*
                                                         Ellen Moynihan*
William J. Poorvu+(1) - Adjunct Professor,
Harvard University Graduate School of Business           SECRETARY
Administration                                           Stephen E. Cavan*

Charles W. Schmidt+(2) - Private Investor                ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Arnold D. Scott* - Senior Executive Vice
President, Director, MFS Investment Management           TRANSFER AGENT, REGISTRAR, AND
                                                         DIVIDEND DISBURSING AGENT
Jeffrey L. Shames* - Chairman and Chief                  State Street Bank and Trust Company
Executive Officer, MFS Investment Management             c/o MFS Service Center, Inc.
                                                         P.O. Box 9024
Elaine R. Smith+(1) - Independent Consultant             Boston, MA 02205-9824
                                                         1-800-637-2304
David B. Stone+(1)(2) - Chairman Emeritus and
Director, North American Management Corp.                CUSTODIAN
(investment advisers)                                    State Street Bank and Trust Company

INVESTMENT ADVISER                                       AUDITORS
Massachusetts Financial Services Company                 Deloitte & Touche LLP
500 Boylston Street
Boston, MA 02116-3741

  * MFS Investment Management
  + Independent Trustee
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) MUNICIPAL INCOME TRUST                                     ------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                      MFS
500 Boylston Street                                               ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.
                                                            MFMCE-2  12/01  26M